UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address of principal executive offices) (Zip Code)

(970) 259-0554

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 11, 2026, during a meeting with employees and franchisees of Rocky Mountain Chocolate Factory, Inc. (the “Company”), the Company’s Interim Chief Executive Officer made certain statements regarding the Company’s strategic outlook, including that the Board of Directors may be evaluating a potential sale of the Company as part of its ongoing review of strategic alternatives.

In connection with these statements, the Company is disclosing the following information: The Company’s Board of Directors, with the assistance of its advisors, is exploring strategic alternatives that may be available to the Company, which alternatives may include, among other things, a possible sale, merger, or other business combination, or a going-private transaction. In connection with this process, the Company has received expressions of interest from third parties. There can be no assurance that this review of strategic alternatives will result in any transaction or other strategic change.

The Company does not intend to disclose further developments with respect to this process unless and until the Board of Directors has approved a specific transaction or otherwise determines that further disclosure is appropriate or required by law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements regarding the Company’s exploration of strategic alternatives and the potential for a sale, merger, or other business combination. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the ability of the Company to consummate any transaction, the uncertainty of the strategic review process, general economic conditions, and other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

The information contained in this Current Report on Form 8-K, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any other filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language included in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2026	ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

	By:	/s/ Carrie Cass
Carrie Cass
Chief Financial Officer

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